Resource Real Estate Diversified Income Fund (the “Fund”)

Supplement dated April 11, 2017 to the
Class A, Class U, Class C, Class T, Class W, Class D and Class I Prospectuses
dated February 1, 2017 (collectively, the “Prospectuses”)

All Prospectuses

Effective as of April 11, 2017, the following disclosure is inserted at the end of the section entitled “Purchase Terms” in each Prospectus:

Share Class Conversions: Upon request, the Fund may, in its discretion, permit a current Fund shareholder to convert shares held by them to another class of Fund shares in a non-taxable transaction; provided that such shareholder meets the requirements of the new share class.

This Supplement, the Prospectuses and the Fund’s Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents can be obtained without charge by calling toll-free 1-855-747-9559.